UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2024

Sonendo, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40988	20-5041718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26061 Merit Circle, Suite 102
Laguna Hills, California		92653
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 766-3636

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONX	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 12, 2024, Sonendo, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2024 (the “Press Release”). A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Discussion of Non-GAAP Financial Measure

In the Press Release, in addition to financial measures reported in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company provides various non-GAAP financial measures, including (1) gross profit and gross margin excluding certain excess and obsolete inventory charges, long-lived asset impairment charges, and stock-based compensation expense (“Adjusted Gross Profit” and “Adjusted Gross Margin”), (2) earnings (loss) before income tax expense, interest and financing costs, net, depreciation and amortization, excluding certain excess and obsolete inventory charges, stock-based compensation expense, long-lived asset impairment charges and transaction and financing costs related to the Company’s attempted acquisition of Biolase (“Adjusted EBITDA Loss”), and (3) the sum of net cash used in operating activities and purchases of property and equipment (“Free Cash Flow (Burn)”).

Management believes that the presentation of Adjusted Gross Profit, Adjusted Gross Margin, Adjusted EBITDA Loss and Free Cash Flow (Burn) (collectively, the “Non-GAAP Measures”) is useful in helping identify the Company’s core operating performance and enables management to consistently analyze the period-to-period financial performance of the core business operations. Management also believes that the Non-GAAP Measures will enable investors to assess the Company in the same way that management has historically assessed the Company’s operating results against comparable companies with conventional accounting methodologies. The Company’s definition for each of the Non-GAAP Measures has limitations as an analytical tool and may differ from other companies reporting similarly named measures. Non-GAAP Measures should not be considered measures of financial performance under GAAP, and the items excluded from (or, in the case of Free Cash Flow (Burn), included in) such Non-GAAP Measures should not be considered in isolation or as alternatives to financial statement data presented in the financial statements as an indicator of financial performance or liquidity. These Non-GAAP Measures should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP results.

Adjusted Gross Profit and Adjusted Gross Margin

Adjusted Gross Profit and Adjusted Gross Margin represent GAAP Gross Profit and GAAP Gross Margin, respectively, excluding the impact of the following items recorded in cost of sales:

•
Excess and obsolete inventory charges related to recently discontinued products. Management excludes this item when evaluating the Company’s operating performance because of its unusually occurring nature and the significant volatility of these charges, which are related to infrequent discrete decisions to phase out or discontinue specific products.
•
Impairments of long-lived assets. Management excludes this item when evaluating the Company’s operating performance because these amounts represent costs that are capitalizable as purchases of long-lived assets, but for GAAP purposes are then immediately impaired under ASC 360. Such immediate impairments are not indicative of the Company’s ongoing operational performance.
•
Stock-based compensation. Management excludes this item when evaluating the Company’s operating performance because it is a non-cash expense.

Adjusted EBITDA Loss

Adjusted EBITDA Loss consists of GAAP earnings (loss) before income tax expense, interest and financing costs, net, depreciation and amortization (“EBITDA”), excluding the impact of stock-based compensation, excess and obsolete inventory charges related to recently discontinued products, impairments of long-lived assets and transaction and financing costs related to the Company’s attempted acquisition of Biolase, recorded herein. In addition to the explanations provided above, the Company’s excludes transaction and financing costs related to the Company’s attempted acquisition of Biolase in the calculations of Adjusted EBITDA because such amounts are infrequent and highly volatile in nature because acquisitions are not a core component of the Company’s strategy nor its recurring operations.

Free Cash Flow (Burn)

Free Cash Flow (Burn) is calculated by subtracting (adding) cash used to purchase property and equipment expenditures from (to) net cash flows provided by (used in) operating activities. Free cash flow is an important indicator of how much cash is generated or used by the Company’s business operations, including capital expenditures. Management uses free cash flow to measure progress on its capital efficiency and cash flow initiatives.

For a reconciliation of the Non-GAAP Measures presented herein to the most directly comparable GAAP financial measure, please see the “Reconciliation of GAAP to Non-GAAP Measures” section in the Press Release.

The Company may, in the future, incur expenses of a nature similar to many of the non-GAAP adjustments described above, and exclusion (or inclusion) of these items from (in) its Non-GAAP Measures should not be construed as an inference that all of these costs are unusual, infrequent or non-recurring.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

Exhibit Number	Description
99.1	Press Release issued by Sonendo, Inc., dated November 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonendo, Inc.

Date:	November 12, 2024	By:	/s/ Bjarne Bergheim
Bjarne Bergheim President and Chief Executive Officer